UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2014

CALA ENERGY CORP.

(Exact name of registrant as specified in Charter)

Nevada	333-148005	20-8009362
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

777 South Post Oak Lane

One Riverway

Suite 1700, PMB #1554

Houston, TX 77056

 (Address of Principal Executive Offices)

(281) 667-9360

 (Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas; Suite 1100

New York, New York 10105-0302

Phone: (212) 370-1300

Fax: (212) 370-7889

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 23, 2014, the Company’s board of directors accepted the resignation of Simon & Edward, LLP (“Simon & Edward”) and selected MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered accounting firm for the fiscal year ending February 28, 2015. At no time since its engagement has MaloneBailey had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than as independent accountant.

The Company’s consolidated financial statements at February 28, 2014 and 2013 were audited by Simon & Edward. The audit reports of Simon & Edward for both years stated that the consolidated financial statements have been prepared assuming the Company will continue as a going concern and referred to matters which raise a substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period through the date of resignation, there were no disagreements with Simon & Edward on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simon & Edward, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such years. During the two years ended February 28, 2014 and February 28, 2013, and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended February 28, 2014 and February 28, 2013 and through the date of this 8-K, the Company did not consult with MaloneBailey with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Simon & Edward with a copy of the foregoing disclosure and requested Simon & Edward to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated December 23, 2014, furnished by Simon & Edward, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1	Letter dated December 23, 2014 from Simon & Edward, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2014	Cala Energy Corp.

	By:	/s/ Terry Butler
Terry Butler
Chief Executive Officer